ChromaDex CONNECTION

Investor Presentation

September 2016

analytics

consulting

ingredients

standards

Disclaimers

Safe Harbor

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our fiscal year 2016 revenue forecast, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part II, "Item 1A. Risk Factors" of our Quarterly Report on Form 10-Q for the quarterly period ended July 2, 2016 filed with the Securities and Exchange Commission (the "Commission") on August 11, 2016. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

About Non-GAAP Financial Measures

ChromaDex's non-GAAP financial measures exclude interest, tax, depreciation, amortization and share-based compensation. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this presentation.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

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Key Statistics

Market Statistics

Ticker	CDXC (NASDAQ)	**Shares Outstanding**[1]	37.9m
Share Price (as of 9/7/2016)	$3.32	**Market Cap (as of 9/7/2016)**	$126m
52 Week High	$6.18	**Q2 2016 Revenue**	$8.8m
52 Week Low	$2.46	**Cash (as of 7/2/2016)**	$3.4m
Average Daily Volume (3 Mo.)	430,000		

[1] Does not include 5.4m options and 0.5m warrants as of 9/7/2016.

Total Revenue



$10.2
$15.3
$22.0
$16.2
2013
2014
2015
First Half of 2016

Ingredients Revenue



$2.4
$6.9
$12.5
$10.8
2013
2014
2015
First Half of 2016

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ChromaDex Discovers, Acquires, & Develops Early-Stage Proprietary Ingredient Technologies and Commercializes them in Multi-Billion-Dollar Consumer Markets


Discover
Acquire
Develop
Commercialize

Discover novel, early-stage ingredient technologies, leveraging intelligence gained from our natural products, analytical chemistry and regulatory consulting businesses

Exclusively license these ingredient technologies and associated IP from Universities as well as research institutions

Develop ingredient technologies utilizing existing infrastructure & expertise in:

- Supply chain development focused on utilizing third-party manufacturing to keep CDXC asset light
- Clinical development
- Safety & regulatory

Commercialize in multi-billion-dollar Consumer markets

- Ingredient trademarking
- Sales & marketing of the ingredient
- Ingredient speed to market

NIAGEN.
pTeroPure
PURENERGY
IMMULINA
ANTHORIGIN.

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ChromaDex's Unique Business Model Gives it First-mover Advantages in Identifying Proprietary Ingredient Technologies

Over 250 University & Research Institute customers

Dartmouth
Washington University in St. Louis
Ole Miss
Cornell University
Stanford University
USDA

Over 1500 Industry Customers from our reference standards and analytical chemistry

NBTY
KRAFT
Cargill
PEPSICO
Nestlé
ESTĒE LAUDER
HERBALIFE

Access to Research Activity…

Insight to Consumer Markets…

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Current Portfolio of Five Proprietary Ingredients

- NIAGEN® is the first and only commercially available form of nicotinamide riboside (NR), a highly effective NAD+ booster.
- pTeroPure® Pterostilbene is a phytoalexin (plant defense system) found naturally in blueberries, which has found to be a natural sun protectant.
- By cocrystallizing caffeine with ChromaDex's pTeroPure® pterostilbene, caffeine's energy boost is sustained for at least 6 hours.
- IMMULINA™ is a spirulina extract that has demonstrated an ability to enhance the immune response.
- AnthOrigin™ anthocyanins derived from domestically-produced, water-extracted, non-GMO purple corn husk

Lead Ingredient – NIAGEN®

- NIAGEN® is the 1st and only commercially available nicotinamide riboside (NR).
- ChromaDex launched NIAGEN® in May 2013.
- Nicotinamide Riboside (NR) is a vitamin B3 metabolite found naturally in trace amounts of milk.
- NIAGEN® is an innovative patent-protected ingredient shown to be superior in boosting levels of the important co-enzyme nicotinamide adenine dinucleotide (NAD+), as compared to existing vitamin B3 forms.

Vitamin B3 Forms


O
NH2
N

Nicotinamide (Niacinamide)


O
OH
N

Nicotinic Acid (Niacin)


O
NH2
N
HO
O
OH
OH

Nicotinamide Riboside (NIAGEN)

NAD+ Deficiency

- Many nutritionally addressable health problems are linked to NAD+ deficiency.
- NAD+ depletion is the is the nutrient deficiency of aging or age related disease.
- Nicotinamide Adenine Dinucleotide (NAD+) is the mission critical coenzyme in cellular metabolism.
- NR is the most effective vitamin to increase or improve NAD.
- Further emerging published science will increase awareness and potential claims around NAD+ up-regulation.

"Demonstrating that NR is an effective precursor to increase NAD+ in humans has significant positive implications and may be a cornerstone to developing solutions to delay or reverse the effects of aging, obesity and disease." – Nobel Laureate Dr. Roger Kornberg, Chairman of ChromaDex's Scientific Advisory Board

NIAGEN as a Platform Ingredient


THORNE
UltraMeal
Similac
EXPERT CARE
NeoSure
EAS
MUSCLE ARMOR
LIPITOR
OLAY

Markets	Market Size	Addressable Market Size	Status
Dietary Supplements	$30B	$1.0B	✓
Sports Nutrition	$5B	$500M	✓
Functional Food & Beverage	$40B	$500M	◕
Medical Food	$9B	$500M	◑
Infant Formula	$8B	$200M-$300M	◑
Skincare/Cosmetic	$25B	$250M	◑
Pharmaceutical	$950B	$1.0B	◔

Functional Ingredient Consumer Adoption Model



Tech Adaptors
(Need it or addresses an issue that is real or percieved)
Less than 1% of households
Innovators
(Want it - fits their lifestyle)
10 -15% of households
Early Mainstream
(Want validation via the innovators before adoption)
25-35% of households
Late Mainstream
(Commoditized/Proven/ Affordable)
50-55% of households
Multivitamin
Probiotics
Omega-3
Vitamin D-3
Chasm
NIAGEN
1500
700
600
500
400
300
200
100
Ingredient Revenue Millions $
launch
mature
time

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NIAGEN in a Growing Number of Dietary Supplement Products


ELYSIUM
THORNE
NIACEL
NECTAR7
NIAGEN
CVSHealth
Age Defense
PROHEALTHSPAN
TRU
NIAGEN
F1RST
NIAGEN
LifeExtension
NAD+
Cell Regenerator
THE ANTI-AGING PILL
NIAGEN
Doctor's BEST
Best Energy
NIAGEN
75 mg/60 Veggie Caps
HPN
NIAGEN

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Regulatory Update

New Dietary Ingredient (NDI)

- November 16th, 2015 ChromaDex received New Dietary Ingredient status from the FDA for NIAGEN®
- NDI status opens the door for the mainstream commercialization of NIAGEN® in dietary supplements
- Achieving NDI status is a significant milestone given that the FDA rejected approximately 88% of NDI notifications in FY 2014

Generally Recognized as Safe (GRAS)

- August 15th, 2016 The U.S. Food and Drug Administration (FDA) issued a GRAS No Objection letter in regards to nicotinamide riboside (NIAGEN®)
- January 4th, 2016 ChromaDex achieved self-affirmation of GRAS status for NIAGEN®
- NIAGEN® can be used in food & beverage products

Currently working on obtaining additional key international markets

Canada (Health Canada), European Food Safety Authority (EFSA), Australia (TGA), and China (CFDA)

The Science of Living Longer

Healthy Aging & Healthspan

- In recent years there has been an enormous increase in research studying the science of aging as well as understanding the relationship between aging and age-related diseases. The term "Healthspan" has been created to describe the span of time we spend free of the costly and harmful conditions of old age, like cancers, dementia, and chronic diseases.
- Researchers around the world have been publishing findings that it is possible to dramatically extend Healthspan by avoiding or delaying the onset of serious diseases of age. Many of these studies are specifically citing the cause and effect relationship between depletion of NAD+ as we age and age-related disease.


TIME
The Science of Living Longer

Bloomberg
The Forever Pill

LIFE
CAN WE STOP AGING?

HEALTHY
AGING

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Age: A Major Underlying Factor in Disease

- History has shown that age itself is the greatest risk for contracting nearly every major disease. Yet research has continuously focused on the distinct diseases, rather than studying the correlation between age and disease. While "Aging" is not a disease, age underlays the progression and costs of most major diseases:



Risk of death per year
Your risk of dying in a given year doubles approximately every eight years
1 in 10,000
1 in 3000
1 in 1700
1 in 800
1 in 400
1 in 150
1 in 60
1 in 20
10
20
30
40
50
60
70
80
Age



A
NAD+ (ng/mg protein)
Human Data
a
p=0.007
r=-0.769
b
p=0.0001
r=-0.706
0
5
10
15
20
20
40
60
80
100
Age (years)

Source: http://www.forbes.com/sites/danmunro/2012/12/30/2012-the-year-in-healthcare-charts/#5d832bf6458f63b3e7fe458f

http://scienceogram.org/images/health-mortality-by-age.png

http://healthextension.co/n-birds-1-stone/

Will the FDA ever categorize "aging" as a disease?

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Pharmaceutical Interest in Aging as a Disease

Calico

• Calico, a Google-backed life sciences company founded by Arthur D. Levinson, former chairman and CEO of Genentech recently entered the space with additional backing from AbbVie.

•Calico's area of focus is aging and age-related diseases, such as neurodegeneration and cancer.

•Their lead compound, P7C3 has been shown to stabilize NAD+ levels.

UNITY Biotechnology

• Designs therapeutics that prevent, halt, or reverse numerous diseases of aging.

•Medicines are designed to lengthen healthspan.

•Backed by marquee VCs ARCH Venture Partners (founding investors in JUNO) and Venrock.


TIME
CAN
Google
SOLVE
DEATH?
The search giant is launching a venture to extend the human life span.
That would be crazy—if it weren't Google

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Research Collaborations with NIAGEN®

More than 80 pre-clinical and clinical studies represents over $50 million of non-paid research for ChromaDex

- NIH National Institute on Aging
- University of Birmingham
- St. Jude Medical
- UC Irvine
- Massachusetts Institute of Technology
- UC Davis University of California
- Dartmouth
- University of Colorado 1876
- Cornell University
- Mayo Clinic
- Buck Institute for Research on Aging
- The Scripps Research Institute
- The University of Iowa
- University of Minnesota
- University of Copenhagen
- University of Washington
- Washington University in St. Louis

Mitochondrial Myopathy
Cockayne Syndrome
Progeria
Parkinson's Disease
Alzheimer's Disease
Traumatic Brain Injury
Chemotherapy Induced Neuropathy
Diabetic Neuropathy
Heart Failure
Diabetes
Weight Loss
Breast Cancer
Melanoma
Steatosis
Immune Response
Muscle Physiology
Browning of Adipocytes

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ChromaDex Funded NR Clinical Study Summary

Results of First Study

- In August 2015, initial results of the first human clinical study for the company's NIAGEN® branded nicotinamide riboside (NR) indicate that the study met its primary endpoint. The results demonstrated that a single dose of NR resulted in statistically significant increases (as much as 2.7-fold) in the co-enzyme *nicotinamide adenine dinucleotide (NAD+)* in the blood of healthy human volunteers.

Second Study(over 50% enrolled)

- The new trial is a randomized, double-blind, placebo controlled parallel study in 140 healthy adults ranging in age from 40-60, which is examining the benefits of NIAGEN® taken daily for eight consecutive weeks. The outcome will provide key information on the effective dose range of NIAGEN® to increase the mitochondrial co-enzyme NAD+ and NAD+ metabolite concentrations in the body.
  - Participants receive a dose of 100, 300 or 1000mg per day.
  - In August we have exceeded 50% enrollment.

NR Human Clinical Trials 2016 - 2017

ACTIVE

1) NIH - NHLBI for Obesity Related Inflammation - Immune
2) ChromaDex KGK Chronic Study – NAD metabolome
3) CU Boulder - Aging and Physiology
4) University of Washington- Human PK - Heart Failure Trial
5) Birmingham - Sports Exercise Trial
6) Copenhagen- Obesity & Pre-Diabetics
7) Elysium (KGK trial NR + Ptero)
8) Thorne-Concussion Trial with Mayo Clinic
9) Finland (BMI-Discordant Twins)



SCHEDULED

1) Kansas University- Alzheimer's Disease
2) UT Health Science Center- Mild Cognitive Impairment
3) NIH - NIA for Cockayne Syndrome
4) U Maryland Human Diabetic Neuropathy
5) Breast Cancer Survivor study

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Pharmaceutical Opportunities

NIH Study

Results of a study conducted by the National Institutes of Health (NIH) in collaboration with ChromaDex published in November 2014 indicate that NR was effective at restoring NAD+ levels in mitochondria and rescuing phenotypes associated with a devastating accelerated aging disease known as Cockayne Syndrome (CS).

- Researchers concluded that NR showed promise as a potential therapy for CS, as well as for other age-related neurodegenerative conditions.
- We are currently working closely with researchers at NIH as well as a key patient advocacy group to get NR into the clinic for CS, including filing an application for an orphan drug designation with the FDA.
- ChromaDex is on track to file an IND by year end.

In June 2014, ChromaDex licensed exclusive rights from Dartmouth for several patents related to the pharmaceutical use of nicotinamide riboside (NR). The licensed patents include protection for human therapeutic uses of NR and build upon the patents previously licensed from Dartmouth in 2012 for other human uses as well as production methods of NR.

Patent Portfolio Controlling the NAD+ Precursor Space

ChromaDex owns or controls commercially viable compounds that can act as NAD+ Precursors, putting ChromaDex in the enviable position of "gatekeeper" to the entire NAD+ precursor category.

- *US 8106184:* *Synthetic manufacture of NR – Anthony Sauve of Cornell University*
- *US 8114626:* Manufacture of NR via recombinant microorganisms
- *US 8197807:* NR for increasing NAD+ biosynthesis
- *US 8383086:* Compositions comprising NR – Charles Brenner of Dartmoth College
- *US 7776326:* *NR for treatment diseased and/or injured neurons – Jeffrey Milbrandt of Washington University*

Cornell University

Dartmouth

Washington University in St. Louis

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Ingredient Development Pipeline

Product	Potential Benefits	Projected Launch
Pipeline Product 1	AnthOrigin™ Purple Corn Husk Extract (>15% Anthocyanin)	2016
Pipeline Product 2	NAD Metabolite 1	2017
Pipeline Product 3	NAD Metabolite 2	2017
Pipeline Product 4	NAD Metabolite 3	2018
Pipeline Product 5	NAD Metabolite 4	2018
Pipeline Product 6	Glutathione Precursor/Muscle Mobility	2019

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ChromaDex is Following the Model of Other Ingredient Technology Companies

Company	Ingredient	Status
MARTEK life enriched.	Patented Vegetarian Omega-3 Ingredient	Acquired by DSM for $1.08B in 2010
OCEAN NUTRITION CANADA wellness through innovation	Fish Oil Omega-3	Acquired by DSM for $550M in July 2012
fortitech STRATEGIC NUTRITION	Ingredient	Acquired by DSM for $634M in 2012
InterHealth Nutraceuticals Incorporated	Ingredient	Acquired by Lonza for $300M in 2016
Enzymotec Delivering Lipids	Omega-3	Market Cap* ~$174M
TerraVia	Microalgae Ingredients	Market Cap* ~$244M
senomyx	Flavor Ingredients	Market Cap* ~$198M
BALCHEM	Choline Ingredients	Market Cap* ~$2.19B

Approximate Market Cap* as of 9/7/2016


Kornberg


Brenner

ChromaDex
SCIENTIFIC ADVISORY BOARD


Beudeker


German

- ChromaDex established its first formal Scientific Advisory Board (SAB) in July 2014
- Nobel Laureate Professor Roger Kornberg joined as Chair
- The other SAB members are:
  - Dr. Charles Brenner, Professor of Biochemistry, University of Iowa (formerly Dartmouth), one of the NR inventors
  - Dr. Rob Beudeker, Vice President of Innovation, DSM, a strategic investor
  - Dr. Bruce German, Professor of Food Science & Technology, University of California Davis

ChromaDex Highlights

NIAGEN
pTeroPure
PURENERGY
IMMULINA
ANTHORIGIN

- Addressable Ingredient Market Opportunity: Over $4 Billion Dollars
- Ingredient Patent Portfolio includes NIAGEN®, pTeroPure®, *PURENERGY* ®, IMMULINA™, and AnthOrigin™ which are all in their early stages of revenue recognition
- Q2 2016 ingredient sales growth continued – up 83% year-over-year
- **In discussions with Fortune 500 companies with respect to the possibility of several of our patented ingredients being included and featured in a number of big branded consumer products**
- **NAD deficiency is poised to become the next big nutrient deficiency story, the nutrient deficiency of aging. Peer reviewed, published preclinical and clinical research continues to build supporting NIAGEN® as the most efficient NAD+ precursor**

"I am more convinced than ever we have an extraordinary opportunity to create substantial shareholder value with our patented NIAGEN® nicotinamide riboside. A new vitamin of this magnitude is the type of opportunity that comes along once every 25+ years. All of the important pieces of the puzzle – peer reviewed science, media attention to NAD+ story, and the rise of the treatment of aging as disease - are creating a perfect storm for NIAGEN® to become the next billion dollar ingredient."
– Frank Jaksch, Jr., CEO and Co-Founder of ChromaDex

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Appendix

Additional Company Information

ChromaDex at a Glance

3 Segments of our Legacy Business

Natural product fine chemicals



- Largest phytochemical catalog in the world
- Over 5,000 products
- Used for QA & R&D
- Irvine, CA

Analytical & chemistry-based services



- Analytical testing of products for identity, potency, contaminants & label claims
- Acquired in April 2003
- Boulder, CO

Spherix consulting services



- A global leader in scientific & regulatory consulting services
- Acquired in Dec. 2012
- Rockville, MD

Proprietary Ingredients Business

NIAGEN.

pTeroPure®

PURENERGY®

IMMULINA™

ANTHORIGIN.

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ChromaDex Overview

- ChromaDex is an innovator of proprietary health, wellness, and nutritional ingredients that creates science-based solutions for dietary supplements, food and beverage, skin care, sports nutrition, and pharmaceutical products.
- As a result of our relationships with leading universities and research institutions, we are able to discover and license early stage, IP-backed ingredient technologies.

NIAGEN	pTeroPure	PURENERGY	Immulina	ANTHORIGIN
Nicotinamide Riboside (NR)	99% All Trans Pterostilbene	43% Caffeine + 57% Pterostilbene	Spirulina Extract	Purple Corn Husk Extract

- We then utilize our in-house chemistry, regulatory and safety consulting business units to develop commercially viable ingredients.

Why NAD+ is Important


Science
WHY WE
AGE

"Nicotinamide adenine dinucleotide (NAD^+) is a coenzyme found in all living cells… Cellular NAD^+ concentrations change during aging, and modulation of NAD^+ usage or production can prolong both health span and life span."

Dr. Eric Verdin – Gladstone Institutes

Abstract from *Science* 4 December 2015

NIAGEN® is quickly becoming recognized as the vitamin of healthy aging.

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What is NAD+ and Why is it Essential ?

- Nicotinamide Adenine Dinucleotide (NAD+) is the central redox coenzyme in cellular metabolism[1,2]
- NAD+ is the consumed substrate of enzymes such as poly-ADPribose polymerases (PARPs), sirtuins and cyclic ADPribose synthetases[1]
- NAD+ consuming activities and cell division necessitate ongoing NAD+ synthesis, either through a *de novo* pathway that originates with tryptophan or *via* salvage pathways from three NAD+ precursor vitamins, Nam, nicotinic acid (NA) and nicotinamide riboside (NR)[2]
- Further emerging science will increase awareness and potential claims around NAD+ up-regulation

NAD+ Role in Cellular Energy Production
Leading to Health Improvement*


NADPH
Oxidative stress defenses
+
Creation of cellular building blocks*
NADP+
NADH
Builds energy reserves (ATP)*
NAAD
NAD + Synthetase
NAD+
O-acetyl-ADP-ribose
Improves longevity/healthspan*
Quinolinic Acid
NAMN
NMN
Nicotinamide
Rate Limiting Step (declines in aging)
Nicotinamide Riboside (NR)
Tryptophan
Nicotinic Acid

* These statements have not been evaluated by the Food and Drug Administration. This product is not intended to diagnose, treat, cure or prevent any disease.

1 Belenky, P., Bogan, K. L. & Brenner, C. NAD(+) metabolism in health and disease. *Trends Biochem Sci* **32**, 12-19 (2007).
2 Bogan, K. L. & Brenner, C. Nicotinic Acid, Nicotinamide and Nicotinamide Riboside: A Molecular Evaluation of NAD+ Precursor Vitamins in Human Nutrition. *Ann Review Nutrition* **28**, 115-130 (2008).

NAD+ Reverses Mitochondrial Dysfunction

- NR treatment significantly increased NAD+ in tissues with high mitochondria content.



Mouse Data
NAD+ conent (mmol/kg tissue)
0,5
0,4
0,3
0,2
0,1
0
CTL
NR
Brain
Muscle
Liver
BAT
WAT

- NR treatment significantly enhanced mitochondrial function and mitochondrial biogenesis.



Mouse Data
Mitochondrial size (relative to vehicle group)
Cristae content (relative to vehicle group)
mtDNA copy number
CTL
NR

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* Source: Canto, et al; Cell Metabolism; 15 : 838 – 847, 6 June 2012

NAD+ and Mitochondrial Function Declines with Aging


A
NAD+ (ng/mg protein)
Human Data
a
b
Age (years)
0
20
40
60
80
100
5
10
15
20

Human Data – *NAD+ levels decrease dramatically with age*
Mouse Data – *Energy, mitochondrial activity, mitochondrial DNA population and integrity all decrease with age*


ATP (pmol/mg protein)
Age (months)
6
22
30
Mouse Data


COX activity (units/ml)
Age (months)
6
22
30
Mouse Data


mtDNA (relative amount)
Age (months)
6
22
30
Mouse Data


mtDNA Integrity (relative amplification)
Age (months)
6
22
30
Mouse Data

* Source: Gomes et al; Cell; 15:1624 – 1638; 19 December 2013

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NR and Mitochondrial Function


Veh
NR
Mouse Data
Mitochondria

NR treatment significantly enhanced mitochondrial function and mitochondrial biogenesis

* Source: Canto, et al; Cell Metabolism; 15 : 838 – 847, 6 June 2012

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pTeroPure® is ChromaDex's Commercialized, IP-backed, Clinically-Studied Branded Pterostilbene

Overview

- Pterostilbene is a phytoalexin (plant defense system) found naturally in blueberries, but only in limited quantities
- Closely related to resveratrol (an antioxidant found in grapes) but with key additional benefits:

Superior bioavailability; 80% versus 20%

7 times longer half-life in the body

Greater oral absorption and metabolic stability

2-4 times greater cellular uptake

The only form of pterostilbene with GRAS1 status

- A clinically-tested compound with safety and efficacy data
  - Awarded *Frost & Sullivan's* 2010 "Most Promising Health Ingredient of the Year"
  - Supported by clinical studies and IP

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pTeroPure®

[1] GRAS = Generally Recognized As Safe; requirement for inclusion in food & beverage products

pTeroPure® was Evaluated in a Phase 2/3 Clinical Study Which Showed Statistically Significant Results for its Ability to Lower Blood Pressure

Clinical trial completed at the University of Mississippi

- Double-blind, randomized, placebo-controlled, IRB-reviewed
- 80 patients, 4 arms. Eight-week duration of treatment
- Participants in the high-dose pterostilbene group achieved significant reductions in blood pressure compared to placebo (7.8mm Hg systolic, 7.3mm Hg diastolic)
- No serious adverse events

"The results of this study highlight that pterostilbene is a promising ingredient in the area of cardiometabolics." - Daniel M. Riche, PharmD, Cardiometabolic Clinic Coordinator at the University of Mississippi School of Pharmacy

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pTeroPure®

Uses of **pTeroPure®** in the Skincare and Sun Protection Markets

Topical Pterostilbene Study

- On April 3rd, 2015 The University of Valencia and Green Molecular, S.L. published a study indicating that pterostilbene prevented acute ultraviolet B radiation ("UVB"), radiation-induced inflammation and photoaging-associated skin damages.
- Based on these results, the researchers proposed the use of pterostilbene for the prevention of skin carcinogenesis induced by solar radiation.
- **We are currently in advanced discussions with several Fortune 500 consumer product companies regarding the topical applications of pterostilbene.**

In August 2013, ChromaDex licensed from Green Molecular, S.L. the exclusive worldwide patent rights related to pharmaceutical and cosmetic preparations of pterostilbene for topical application for prevention and/or treatment of skin diseases, damage or injuries, including those relating to aging and exposure to the sun.

PURENERGY® is ChromaDex's Patent Protected and Clinically Studied Caffeine Ingredient

pTeroPure + Caffeine = PURENERGY

Overview

- By cocrystallizing caffeine with ChromaDex's pTeroPure® pterostilbene, caffeine's energy boost is sustained for at least 6 hours[1].
- *PURENERGY®* also results in a more *gradual finish, avoiding the "crash" associated with traditional caffeine and high-sugar products.*
- Should allow formulators of caffeinated energy products the opportunity to reduce the total amount of caffeine by as much as 50% without affecting the consumers[1] product experience.

Where can *PURENERGY®* deliver results?

- Energy boost
- Pre-workout & endurance training
- Weight loss
- Focus and concentration

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1 DATA on file

PURENERGY® Clinical Results - 2013

The cross-over, clinical study compared the cocrystallized caffeine in *PURENERGY*® with ordinary caffeine.

Results of Study

- *PURENERGY*® delivers almost 30% more caffeine into the blood than ordinary caffeine.
- The rate of caffeine absorption is significantly slower with *PURENERGY*®, by about 30% as compared to ordinary caffeine
- The half-life of caffeine from *PURENERGY*® is extended significantly by about 25% over that of ordinary caffeine.
- At 4 hours, there was 45% more caffeine from *PURENERGY*® compared to ordinary caffeine alone.
- At 6 hours, there was 51% more caffeine from *PURENERGY*® compared to ordinary caffeine alone.
- At 6 hours, subjects taking *PURENERGY*® showed significantly less fatigue and greater concentration compared to baseline. Subjects ingesting ordinary caffeine did not.
- At 6 hours, subjects taking *PURENERGY*® showed improved energy, alertness and focus compared to baseline. Subjects ingesting ordinary caffeine did not.
- *PURENERGY*® showed no adverse event.

In May 2014, ChromaDex initiated its 2nd clinical trial to study the bioavailability and pharmacokinetics of PURENERGY®

ChromaDex CONNECTION

analytics consulting ingredients standards

PURENERGY®

Statements of Operations[1]

For the Six Month Periods Ended July 2, 2016 and July 4, 2015

	July 2, 2016	July 4, 2015
Sales, net	$ 16,161,524	$ 11,362,351
Cost of sales	8,582,658	6,964,035
Gross profit	7,578,866	4,398,316
Operating expenses:		
Sales and marketing	1,242,753	1,225,525
Research and deveopment	1,215,798	296,505
General and administrative	4,295,118	3,966,430
Operating expenses	6,753,669	5,488,460
Operating income (loss)	825,197	(1,090,144)
Nonoperating income (expense):		
Interest income	1,432	1,363
Interest expense	(333,919)	(251,926)
Loss on debt extinguishment	(313,099)	-
Nonoperating expenses	(645,586)	(250,563)
Income (loss) before taxes	179,611	(1,340,707)
Provision for taxes	(6,653)	-
Net income (loss)	$ 172,958	$ (1,340,707)

[1] These presented financial statements are identical to the financial statements provided in the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the "Commission") on August 11, 2016 (the "Quarterly Report") except that certain line items have been removed. You should read these financial statements in conjunction with the full financial statements and notes thereto included in the Quarterly Report, the Company's audited financial statements and the notes thereto for the year ended January 2, 2016 appearing in the Company's Annual Report on Form 10-K filed with the Commission on March 17, 2016 (the "Annual Report"), and any amendments to the Quarterly or Annual Report to date. You should assume that information contained in any of our filings with the Commission is only accurate as of the date specified in such filings.

Balance Sheets[1]

July 2, 2016 and January 2, 2016

	July 2, 2016	January 2, 2016
Assets		
Current Assets		
Cash	$ 3,370,219	$ 5,549,672
Trade receivables	6,793,779	2,450,591
Inventories	4,524,803	8,173,799
Prepaid expenses and other assets	465,711	373,567
Total current assets	15,154,512	16,547,629
Leasehold Improvements and Equipment, net	1,860,476	1,788,645
Other Noncurrent Assets	764,525	412,935
Total assets	$ 17,779,513	$ 18,749,209
Liabilities and Stockholders' Equity		
Current Liabilities	$ 4,788,131	$ 9,586,621
Loan payable, less current maturities, net	-	3,345,335
Capital lease obligations, less current maturities	337,903	444,589
Deferred rent, less current	205,826	97,990
Total liabilities	5,331,860	13,474,535
Stockholders' Equity	37,490	36,004
Additional paid-in capital	54,532,594	47,534,059
Accumulated deficit	(42,122,431)	(42,295,389)
Total stockholders' equity	12,447,653	5,274,674
Total liabilities and stockholders' equity	$ 17,779,513	$ 18,749,209

[1] These presented financial statements are identical to the financial statements provided in the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the "Commission") on August 11, 2016 (the "Quarterly Report") except that certain line items have been removed. You should read these financial statements in conjunction with the full financial statements and notes thereto included in the Quarterly Report, the Company's audited financial statements and the notes thereto for the year ended January 2, 2016 appearing in the Company's Annual Report on Form 10-K filed with the Commission on March 17, 2016 (the "Annual Report"), and any amendments to the Quarterly or Annual Report to date. You should assume that information contained in any of our filings with the Commission is only accurate as of the date specified in such filings.

Statements of Cash Flows[1]

For the Six Month Periods Ended July 2, 2016 and July 4, 2015

	July 2, 2016	July 4, 2015
Cash Flows From Operating Activities		
Net income (loss)	$ 172,958	$ (1,340,707)
Adjustments to reconcile net income (loss) to net cash used in operating activities:	1,011,158	1,494,731
Changes in operating assets and liabilities:	(4,171,503)	(651,200)
Net cash used in operating activities	(2,987,387)	(497,176)
Cash Flows From Investing Activities		
Purchases of leasehold improvements and equipment	(231,201)	(139,162)
Purchases of intangible assets	(195,000)	(22,500)
Net cash used in investing activities	(426,201)	(161,662)
Cash Flows From Financing Activities		
Proceeds from issuance of common stock	5,720,000	-
Proceeds from exercise of stock options	622,384	15,601
Proceeds from loan payable (less debt issuance cost)	-	2,485,000
Principal payments on loan payable	(5,000,000)	-
Principal payments on capital leases	(108,249)	(107,265)
Net cash provided byfinancing activities	1,234,135	2,393,336
Net decrease in cash	(2,179,453)	1,734,498
Cash Beginning of Period	5,549,672	3,964,750
Cash Ending of Period	$ 3,370,219	$ 5,699,248

[1] These presented financial statements are identical to the financial statements provided in the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the "Commission") on August 11, 2016 (the "Quarterly Report") except that certain line items have been removed. You should read these financial statements in conjunction with the full financial statements and notes thereto included in the Quarterly Report, the Company's audited financial statements and the notes thereto for the year ended January 2, 2016 appearing in the Company's Annual Report on Form 10-K filed with the Commission on March 17, 2016 (the "Annual Report"), and any amendments to the Quarterly or Annual Report to date. You should assume that information contained in any of our filings with the Commission is only accurate as of the date specified in such filings.

Non-GAAP Presentation Reconciliation[1]

Consolidated Statements of Operations (US GAAP)

For the 3-Month Periods Ended Jul. 2, 2016 and Jul. 4, 2015

In Millions		Jul. 2, 2016		Jul. 4, 2015
Sales, net	$	8.83	$	6.10
Cost of sales		4.70		3.63
Gross profit		4.13		2.47
Operating expenses		3.76		2.65
Nonoperating expense		0.46		0.13
Provision for taxes		(0.00)		-
Net loss	$	(0.08)	$	(0.32)

Effects of Charges associated with Interest, Tax, Depreciation, Amortization and Share-based Compensation Expense

For the 3-Month Periods Ended Jul. 2, 2016 and Jul. 4, 2015

In Millions		Jul. 2, 2016		Jul. 4, 2015
Sales, net	$	-	$	-
Cost of sales		(0.07)		(0.06)
Gross profit		0.07		0.06
Operating expenses		(0.37)		(0.53)
Nonoperating expense		(0.14)		(0.13)
Provision for taxes		0.00		-
Effects of adjusted EBITDA	$	0.58	$	0.72

Consolidated Statements of Operations, Adjusted EBITDA Excluding Interest, Tax, Depreciation, Amortization and Share-based Compensation (Non-GAAP Presentation)

For the 3-Month Periods Ended Jul. 2, 2016 and Jul. 4, 2015

In Millions		Jul. 2, 2016		Jul. 4, 2015
Sales, net	$	8.83	$	6.10
Cost of sales		4.63		3.57
Gross profit		4.19		2.53
Operating expenses		3.39		2.13
Nonoperating expense		0.31		-
Provision for taxes		-		-
Adjusted EBITDA	$	0.50	$	0.40

[1] Non-GAAP measures are not recognized under generally accepted accounting principles ("GAAP"). Accordingly, you are cautioned about using or relying on these measures as alternatives to recognized GAAP measures. Our methods of calculating these measures may not be comparable to similar measures presented by other companies.

Contact Information



ChromaDex Corporation

10005 Muirlands Blvd., Suite G
Irvine, CA 92618
Phone: +1-949-419-0288
Fax: +1-949-419-0294
www.chromadex.com

Andrew Johnson
Director of Investor Relations
Phone: +1-949-419-0288
andrewj@chromadex.com